UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 2009


                                LUX ENERGY CORP.
               (Exact name of registrant as specified in charter)

           Nevada                     333-149000                 98-0557091
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

     Suite 1950 - 777 8th Ave S.W.
       Calgary, Alberta, Canada                                   T2P 3R5
(Address of principal executive offices)                         (Zip Code)

                                 (780) 669-0936
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01. OTHER EVENTS

On November 16, 2009, Lux Energy Corp. (the "Company") issued a press release announcing that its board of directors has approved a 3-for-1 forward stock split. The Company has filed a Certificate of Amendment with the Nevada Secretary of State with an effective date of December 1, 2009. The forward split and its effective date are subject to approval from FINRA. A copy of the press release is attached as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

    Exhibit Number             Description of Exhibit
    --------------             ----------------------

        99.1            Press Release dated November 16, 2009


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LUX ENERGY CORP.


Date: November 16, 2009                  By: /s/ Shane Broesky
                                             -----------------------------------
                                             Shane Broesky, President

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